Ameristock Mutual Fund, Inc.

Ameristock Large Company Growth Fund

Ameristock Focused Value Fund

P.O. Box 6919

Moraga, CA 94570

(800) 394-5064

www.ameristock.com

Supplement dated May 29, 2002

To Prospectus dated October 15, 2001

In April, 2002, the Ameristock Focused Value Fund notified investors that it would "close" to investment by new investors and certain existing investors. We apologize for any inconvenience you may have been caused. This action was taken because the Fund was studying the possibility of converting to a publicly-traded holding company. However, the Fund's Board of Trustees has now decided not to proceed with such conversion.

Accordingly, effective May 29, 2002 the Ameristock Focused Value Fund has re-opened to investment by new investors and all existing investors.

If you have any questions, please call us at (800) 394-5064.